FSS1 P-3
FSS1 PA-3
                 SUPPLEMENT DATED NOVEMBER 15, 2005
           TO THE PROSPECTUS OF FRANKLIN STRATEGIC SERIES
  (Franklin Aggressive Growth Fund, Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund II, Franklin Small-Mid Cap Growth Fund)
                             dated September 1, 2005

The prospectus is amended as follows:

I. The Franklin Small Cap Growth Fund II is updated as follows: Effective July 10, 2002, the Fund was closed to all new investors. Initial purchases can only be made after the closure date by investors purchasing for participants of wrap programs with full investment discretion if the wrap program sponsor was invested in the Fund on the closure date, or by investors purchasing on behalf of an Employer Sponsored Retirement Plan if another Employer Sponsored Retirement Plan, sponsored by the same employer, was invested in the Fund on the closure date. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. You can also transfer your Fund shares to a new account in the Fund. The Fund reserves the right to modify this policy at any time.

          Please keep this supplement for future reference.